                                                                    Exhibit 3.21

[SEAL OF THE     Prescribed by                              Approved
STATE OF OHIO]   Bob Taft Secretary of State                        ------------
                 30 East Broad Street, 14th Floor           Date
                 Columbus, Ohio 43266-0418                      ----------------
                 Form ARF (December 1990)                   Fee
                                                               -----------------
                                                                  96071600601


                           ARTICLES OF INCORPORATION

                 (Under Chapter 1701 of the Ohio Revised Code)
                               Profit Corporation

   The undersigned, desiring to form a corporation, for profit, under Sections 1701.01 et seq. of the Ohio Revised Code, do hereby state the following:

   FIRST.       The name of said corporation shall be      Phonetel III, Inc.
                                                     --------------------------

-------------------------------------------------------------------------------

   SECOND.      The place in Ohio where its principal office is to be located
is       Cleveland                          ,  Cuyahoga           County, Ohio.
  ------------------------------------------ ---------------------
       (city, village or township)


   THIRD.       THE PURPOSE(S) FOR WHICH THIS CORPORATION IS FORMED IS:

To engage in any lawful act or activity for which corporations may be formed under Chapter 1701, Ohio Revised Code.












(OHIO - 85 - 1/22/93)

   FOURTH.      The number of shares which the corporation is authorized to
have outstanding is:           . Please state whether shares are common or
preferred, and their par value, if any. Shares will be recorded as common with no par value unless otherwise indicated.)

1,000 common shares with no par value









IN WITNESS WHEREOF, we have hereunto subscribed our names, this 2nd     day of
                                                                -------
July                                       , 1996       .
-------------------------------------------    ---------


                BY: /s/ Lynn M. Schwarz                         , Incorporator
                   ---------------------------------------------
                   Lynn M. Schwarz

                BY: /s/ Diane Stout                             , Incorporator
                   ---------------------------------------------
                   Diane Stout

                BY: /s/ Gil S. Apelis                           , Incorporator
                   ---------------------------------------------
                   Gil S. Apelis


           PRINT OR TYPE INCORPORATORS' NAMES BELOW THEIR SIGNATURES.



                                  INSTRUCTIONS

1. The minimum fee for filing Articles of Incorporation for a profit corporation is $85.00 If Article Fourth indicates more than 850 shares of stock authorized, please see Section 111.16 (A) of the Ohio Revised Code or contact the Secretary of State's office (614-466-3910) to determine the correct fee.

2. Articles will be returned unless accompanied by an Original Appointment of Statutory Agent. Please see Section 1701.07 of the Ohio Revised Code.

[SEAL OF THE     Prescribed by
STATE OF OHIO]   Bob Taft Secretary of State
                 30 East Broad Street, 14th Floor
                 Columbus, Ohio 43266-0418
                 Form AGO (August 1992)                       05560-0544


                    ORIGINAL APPOINTMENT OF STATUTORY AGENT

   The undersigned, being at least a majority of the incorporations of
                                                                      ---------

              Phonetel III, Inc.                               , hereby appoint
---------------------------------------------------------------
                    (name of corporation)

        C T CORPORATION SYSTEM               to be statutory agent upon whom any
---------------------------------------------
            (name of agent)

process, notice or demand required or permitted by statute to be served upon the corporation may be served. The complete address of the agent is:

                           815 Superior Avenue, N. E.
--------------------------------------------------------------------------------
                                (street address)

                       Cleveland                       , Ohio       44114
-------------------------------------------------------      ------------------
                         (city)                                   (zip code)
NOTE: P.O. Box addresses are not acceptable.

                                              /s/ Lynn M. Schwarz
                                             ----------------------------------
                                               (Incorporator)   Lynn M. Schwarz

                                              /s/ Diane Stout
                                             ----------------------------------
                                               (Incorporator)   Diane Stout

                                              /s/ Gil S. Apelis
                                             ----------------------------------
                                               (Incorporator)   Gil S. Apelis



                           ACCEPTANCE OF APPOINTMENT
The undersigned, C T CORPORATION SYSTEM  named herein as the statutory agent for
                ------------------------

            Phonetel III, Inc.               hereby acknowledges and accepts the
---------------------------------------------
          (name of corporation)

appointment of statutory agent for said corporation.
                                                       C T CORPORATION

                                            By:  /s/ Gil S. Apelis
                                               ---------------------------------
                                                Gil S. Apelis   Statutory Agent
                                                Asst. Secy.

                                  INSTRUCTIONS

1) Profit and non-profit articles of incorporation must be accompanied by an original appointment of agent, R.C. 1701.07(B), 1702.06(B).

2) The statutory agent for a corporation may be (a) a natural person who is a resident of Ohio, or (b) an Ohio corporation for a foreign profit corporation licensed in Ohio which has a business address in this state and is explicitly authorized by its articles of incorporation to act as statutory agent, R.C. 1701.07(A), 1702.06(A).

3) An original appointment of agent form must be signed by at least a majority of the incorporators of the corporation. R.C. 1701.07(B), 1702.06(B). These signatures must be the same as the signatures on the articles of incorporation.

* As of October 8, 1992, R.C. 1701.07(B) will be amended to require acknowledgement and acceptance by the appointed statutory agent.

(OHIO - 1932 - 10/9/92)


UNITED STATES OF AMERICA
STATE OF OHIO,
OFFICE OF THE SECRETARY OF STATE

        I, BOB TAFT, Secretary of State of the State of Ohio, do hereby certify that the foregoing is a true and correct copy, consisting of 3 pages, as taken from the original record now in my official custody of Secretary of State.

                                WITNESS my hand and official seal at Columbus, Ohio, this 27th day of August A.D. 1996

                                Bob Taft
       [SEAL]                   -----------------------------------------------
                                                                       BOB TAFT
                                                                Secretary of

                                By D. Lissman
                                  ---------------------------------------------


NOTICE This is an offical certification only when reproduced in red ink